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                                                                   Exhibit 23.2
                                                                   ------------


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Nabi of our report dated March 30, 1998 appearing on page 34 of Nabi's Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ Price Waterhouse LLP
Price Waterhouse LLP
Miami, Florida
May 28, 1998